SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      July 11, 2002
(Date of earliest event reported)  (July 10, 2002)

CTC COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)
          Delaware                   0-27505            04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)      Identification No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
(Registrant's telephone number including area code)

(Former name or former address if changed since last report)

Item 5.  Other Events

(a) On July 10, 2002, the Registrant issued the following press release:

"CTC Communications Comments on Recent Industry Announcements

-Company Responds to Recent Announcements by Major Carriers on Deployment Of Packet Switching Within Their Networks-


Waltham, MA, July 10, 2002-CTC Communications Group Inc. (CTC)(NASDAQ NM:
CPTL) commented on recent announcements by major carriers on their recent decision to use packet switching within their networks.

CTC has been providing toll calling, data and Internet services for businesses on the Company's packet switched PowerPath(R) Network since 1999 and in 2001 began providing local dial tone services for businesses on the PowerPath(R) Network using softswitch technology. The Company's network, called the PowerPath(R) Network, is a Cisco Powered packet switched network utilizing softswitch technology by Telcordia Technologies. Packet switching is a replacement for traditional circuit switching architectures and allows voice and data traffic to be carried together in distinct "packets" using a single broadband connection and has been referred to as "next generation technology".

Robert J. Fabbricatore, Chairman of the Board and Chief Executive Officer of CTC,"CTC set out three years ago to build the network of the future, a network that would fulfill the expectations of the 1996 Telecommunications Act. The CTC PowerPath(R) Network stands today as a 100% replacement for legacy networks that use circuit switching technology. We are pleased to see the general acceptance of packet switching by several domestic and worldwide carriers and CTC believes that this acceptance validates CTC's original decision in 1999 to utilize packet switching technology."

Fabbricatore continued, "There is no longer a question on whether packet switching can replace services provided on legacy networks. In addition, no one questions the benefits of packet versus circuit switching and industry analysts estimate that networks built on packet switching can save approximately 50% on capital required to build and run a network. Analysts also agree that there can be substantial savings on network operating costs and CTC is proving that it can be done and is passing savings on to its business customers. Our competitors are now publicly confirming the efficiencies of packet switching, reporting that packet switching will allow them to provide high quality services they have today, and realize efficiencies which do not exist in today's circuit-switching environment."

Fabbricatore concluded, "The ultimate benefit of these more efficient and scalable packet based networks is that customers save on their monthly communication bills. Today, CTC's customers are realizing the benefits of competition in the marketplace brought on by the 1996 Telecommunications Act and are saving from 15-40% using our PowerPath(R) Network to converge voice, data and Internet traffic. CTC's customers are taking advantage of the benefits of packet switching today and because of our PowerPath(R) Network, they are now properly positioned for the future of IP based communications."


About CTC Communications
CTC is a rapidly growing "next generation" Integrated Communications Carrier utilizing advanced technology and providing its customers with converged voice, data, Internet and video services on a broadband, packet-based network, called the PowerPath(R) Network. The Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 607,000 access lines as of March 31, 2002.

CTC's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the Northeast. CTC can be found on the worldwide web at www.ctcnet.com.


The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including the validation of packet switching technology, efficiencies and, the cost savings associated with packet switching, reduced costs to customers and reduced Company operating costs, migration of customer's on-net and improved margins and achieve forecasted numbers and become a successful and profitable organization. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.
                              #	#	#

Finance Contact:  John Pittenger	Media Contact:Alan Russell
		CTC COMMUNICATIONS		CTC COMMUNICATIONS
		781-466-1302  (t)			781-522-8731 (t)
		pitt@ctcnet.com			arussell@ctcnet.com
		www.ctcnet.com			www.ctcnet.com"



(b) On July 11, 2002, the Registrant issued the following press release:

"CTC Communications Now Offering Ethernet Based Internet Access to its PowerPath(R) Network

-TelAnalysis Improves Internet Performance and Saves Money
Using CTC for their Internet Access-


Waltham, MA, July 11, 2002-CTC Communications Group Inc. (CTC)(NASDAQ NM:
CPTL) announced today it is now able to provide customers an Ethernet based Internet connection to the Company's packet-switched PowerPath(R) Network. The Company reported that there are several benefits to customers in using the available Ethernet port for high-speed Internet access:

-Eliminates the need to purchase and maintain a router for Internet access -Limits customer expenses to a one time charge for firewall protection -Provides scalable bandwidth from 64 kilobits per second to10 Megabits per second without additional equipment charges
-Provides business customers with the ability to create a virtual private network to connect to their remote or vendor locations

Frank Ball from TelAnalysis, a CTC customer and leading East Coast Telecommunications Consulting Firm, commented on the selection of CTC for their network services. "We are very pleased that we could get a high speed Ethernet connection without the requirement of purchasing a new router for our Internet access. In addition, we were looking for a solid provider that would be there for TelAnalysis after the last three Internet providers we have used are no longer in business. Since we have connected to CTC's PowerPath(R) Network, our Internet service has far exceeded the performance we had with our old Internet provider's and CTC's installation of the new service was flawless. More importantly, TelAnalysis has a local CTC point of contact for all of our communications and we receive all of our services on a single bill, which is invaluable to our organization."

Steve Milton, President and Chief Operating Officer of CTC commented on today's announcement, "Customers like TelAnalysis have been looking for an alternative to traditional Internet connections that requires the customer to purchase another router or force them to use a lower end Internet service such as DSL or Cable. CTC's Ethernet based Internet is the answer to our customer concerns in this area, removing the need for an additional router just for Internet access and providing a secure and scalable high-speed Internet connection that most businesses require today. As Frank Ball explained, this latest service offering is another step in improving our business customers' communication requirements while keeping a close eye on all equipment and network expenses associated with making network changes. As a result, acceptance of this service has been strong in our markets from Maine to Virginia."


About CTC Communications
CTC is a rapidly growing "next generation" Integrated Communications Carrier utilizing advanced technology and providing its customers with converged voice, data, Internet and video services on a broadband, packet-based network, called the PowerPath(R) Network. The Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 607,000 access lines as of March 31, 2002.

CTC's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the Northeast. CTC can be found on the worldwide web at www.ctcnet.com.


The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including possible benefits of Ethernet based Internet service and reduced costs to customers. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

                               #	#	#


Finance Contact:  John Pittenger	Media Contact:Alan Russell
		CTC COMMUNICATIONS		CTC COMMUNICATIONS
		781-466-1302  (t)			781-522-8731 (t)
		pitt@ctcnet.com			arussell@ctcnet.com
		www.ctcnet.com			www.ctcnet.com"

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 11, 2002.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration